UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2007

                             GREEN BANKSHARES, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

             Tennessee                    0-14289              62-1222567
             ---------                    -------              ----------
    (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)              File Number)       Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
                    (Address of principal executive offices)

                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE.

         On December 19, 2007, Green Bankshares, Inc. (the "Company") announced that it revised its estimate for fourth quarter earnings and withdrawn it full-year 2008 guidance due to credit quality concerns related to the deterioration in residential real estate loans primarily located in its urban markets. The full text of the press release is set forth in Exhibit 99.1 hereto.

         The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits.

                99.1    Press Release dated December 19, 2007


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN BANKSHARES, INC.


Date:  December 20, 2007      By:  /s/      James E. Adams
                                   ------------------------------------
                                            James E. Adams
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)
------       -------------------------

    99.1     Copy of press release issued by the Company on December 19, 2007.